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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       January 9, 1998
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                                    BTG, INC.
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             (Exact name of registrant as specified in its charter)


          Virginia                   000-25094                  54-1194161
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)               File No.)              Identification No.)


3877 Fairfax Ridge Road, Fairfax, Virginia                        22030
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(Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code:
                                 (703) 383-8000


                                 Not applicable
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          (Former name or former address, if changed since last report)

                            Exhibit Index on Page: 4
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                            Total Number of Pages:
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Item 5.    Other Events.

           BTG, Inc. ("BTG") and Micros-To-Mainframes, Inc. ("M-T-M") are parties to an Agreement and Plan of Merger dated as of August 29, 1997, as amended, pursuant to which M-T-M will be acquired by and become a wholly-owned subsidiary of BTG (the "Transaction"). On January 9, 1998, BTG and M-T-M announced that (i) on January 5, 1998, shareholders of M-T-M approved the Transaction, and (ii) the parties agreed to extend the date by which the Transaction is to be consummated from January 9, 1998, until February 6, 1998, in order for BTG to conclude its arrangements for financing the Transaction. For additional information please see the attached press release.

           On January 13, 1998, BTG and Government Technology Services, Inc. ("GTSI") announced that they had amended their December 18, 1997, letter of intent for the sale to GTSI of substantially all of the assets of the BTG division responsible for reselling computer hardware, software and integrated systems to the Federal Government. The amendment provides that at closing, GTSI will issue to BTG 15,375 shares of a new series of preferred stock, designated Series C 8% cumulative redeemable preferred stock, in lieu of the three million shares of GTSI common stock provided for in the original letter of intent. The preferred stock will be non-voting except for the right to elect one member of the GTSI board. The $8 million cash portion of the purchase price and BTG's right to nominate a second director subject to GTSI's consent are unaffected by the amendment. For additional information, please see the attached press release.

           Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of risks and uncertainties. It is possible that the assumptions made by management for purposes of such statements may not materialize. Actual results may differ materially from those projected or implied in any forward-looking statements.

Item 7.    Financial Statements and Exhibits.

           (c)         Exhibits.

99.1       Press Release dated January 9, 1998

99.2       Press Release dated January 13, 1998


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BTG, INC.

Date:  January 9, 1998                      By:/s/ Edward H. Bersoff
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                                            Edward H. Bersoff
                                            Chairman of the Board, Chief
                                            Executive Officer and President


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                                  EXHIBIT INDEX

Exhibit No.          Description
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99.1                 Press Release dated January 9, 1998

99.2                 Press Release dated January 13, 1998